                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2003
                                                           ------------
                               Chase Funding, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

               New York                               333-68848                             13-3840732
---------------------------------------- ------------------------------------- -------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                             300 Tice Boulevard
                             Woodcliff Lake, NJ                                               07675
------------------------------------------------------------------------------ -------------------------------------
                  (Address of principal executive offices)                                  (Zip Code)



           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events

         Acquisition or Disposition of Assets: General
         ---------------------------------------------

         On May 29, 2003, Chase Funding, Inc. issued its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3, such series representing interests in a pool of fixed rate and adjustable rate sub-prime one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated November 14, 2002, as supplemented by the prospectus supplement dated May 27, 2003 (together, the "Prospectus").

         The Group I Certificates consist of the Class IA-1 Certificates, the Class IA-2 Certificates, the Class IA-3 Certificates, the Class IA-4 Certificates, the Class IA-5 Certificates, the Class IA-6 Certificates, the Class IM-1 Certificates, the Class IM-2 Certificates and the Class IB Certificates. The Group II Certificates consist of the Class IIA-1 Certificates, the Class IIA-2 Certificates, the Class IIM-1 Certificates, the Class IIM-2 Certificates and the Class IIB Certificates.

         The Trust Fund consists of the Mortgage Pool secured by liens on real property and certain other property described in the Prospectus. The Mortgage Pool is divided into two separate groups of Mortgage Loans: Group I and Group
II. The Group I Certificates represent an undivided ownership interest in the Group I Mortgage Loans which consist of certain Fixed Rate Mortgage Loans and the Group II Certificates represent an undivided ownership interest in the Group II Mortgage Loans which consist of certain Adjustable Rate Mortgage Loans.

         Attached as Exhibit 99 are tables which reflect certain statistical data regarding the final Mortgage Pool. The attached tables describe the Mortgage Loans and the related Mortgaged Properties as of the later of the Cut-off Date or the origination date of the Mortgage Loan, as applicable.

ITEM 7.  Financial Statements and Exhibits


                  (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                Description
---------------            -----------

(4) Pooling and Servicing Agreement among Chase Funding, Inc., Chase Manhattan Mortgage Corporation and Citibank, N.A., dated as of May 1, 2003, for Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3.

(99) Statistical information regarding the Mortgage Loans and the related Mortgaged Properties in the final Mortgage Pool.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                CHASE FUNDING, INC.

Date: June 13, 2003
                                                By:      Michael P. Crilley
                                                         ---------------------
                                                Name:    Michael P. Crilley
                                                Title:   Vice President

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

(4) Pooling and Servicing Agreement among Chase Funding, Inc., Chase Manhattan Mortgage Corporation and Citibank, N.A., dated as of May 1, 2003, for Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3.



(99) Statistical information regarding the Mortgage Loans and the related Mortgaged Properties in the final Mortgage Pool.





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